Exhibit 10.19

1.   Provide for the Chairman’s meeting compensation to be $2,000/meeting, effective on the day following the January 31, 2005.

2.   Provide for the Chairman’s conference call and special (short) meeting compensation to be $750, effective on the day following the January 31, 2005.